UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022 (January 25, 2022)

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-73158	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA 91406

(Address of principal executive offices, including zip code)

(800) 922-4356

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Agreement.

Staffing and Administrative Services Agreement

On January 25, 2022, Eco Innovation Group, Inc. (the "Company"), through its California subsidiary, ECOX Spruce Construction, Inc. (“ECOX Spruce Construction”), entered into a staffing and administrative services agreement (the “Construction Services Agreement”) with Blueprint Construction, a licensed California general contractor (“Blueprint Construction”) and Edgar E. Aguilar ("Aguilar"), a resident of California and the principal of Blueprint Construction, pursuant to which, Blueprint Construction, Aguilar and ECOX Spruce Construction agreed that ECOX Spruce Construction will oversee the operation of Blueprint’s construction business in California. Under the Company’s existing LOI with Aguilar, Blueprint Construction will own 20% of the equity interests of ECOX Spruce Construction Inc., and the Company will own 80%.

Under the Construction Services Agreement, the Company agreed to manage all of Blueprint Construction’s contracting business on behalf of Blueprint Construction, for a renewable term of one year. Through ECOX Spruce Construction, the Company will provide all necessary corporate administration, shared services, compliance needs, construction staffing placement, general business infrastructure and support necessary for Blueprint’s performance under its general contracting and subcontracting projects as Blueprint’s exclusive provider of such services. Blueprint’s current active projects consist of a subcontracting agreement to renovate U.S. military base facilities, with a job value of $136,000. The Construction Services Agreement provides that ECOX Spruce Construction will receive a management fee equal to twenty percent (20%) of all collected cash revenues from Blueprint’s business.

Item 7.01 Regulation FD Disclosure.

On January 26, 2022, the Company issued a press release announcing the Construction Services Agreement. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description
10.1	Form of Construction Services Agreement dated January 25, 2022, between ECOX Spruce Construction, Inc., a California corporation, and Blueprint Construction. *
99.1	Press release dated January 26, 2022, titled “Eco Innovation Group’s Spruce Construction Segment Signs Deal to Eco-Renovate Major US Military Base” *
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: January 26, 2022		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Form of Construction Services Agreement dated January 25, 2022, between ECOX Spruce Construction, Inc., a California corporation, and Blueprint Construction. *
99.1	Press release dated January 26, 2022, titled “Eco Innovation Group’s Spruce Construction Segment Signs Deal to Eco-Renovate Major US Military Base” *
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Filed herewith.